UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 25, 2014

Rent-A-Center, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25370	45-0491516
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5501 Headquarters Drive
Plano, Texas  75024

(Address of principal executive offices, including zip code)

(972) 801-1100

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 5.02                   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Ronald D. DeMoss resigned his position as Executive Vice President — General Counsel of Rent-A-Center, Inc. (the “Company”) effective as of July 25, 2014.  Mr. DeMoss was a named executive officer of the Company for the fiscal year ending December 31, 2013.  Mr. DeMoss’ resignation is deemed a termination without “cause” pursuant to an executive transition agreement between Mr. DeMoss and the Company.  Accordingly, Mr. DeMoss is entitled to certain payments and benefits including:

•                                          unpaid but earned base salary through July 25, 2014;

•                                          a pro rata bonus calculated based upon Mr. DeMoss’ bonus, if any, for the year ended December 31, 2014; and

•                                          one and one half times the sum of Mr. DeMoss’ highest annual rate of salary during the previous 24 months, and his average annual bonus for the two preceding calendar years.

The form of executive transition agreement to which Mr. DeMoss is a party is filed as Exhibit 10.24 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

In addition, Mr. DeMoss will (i) comply for a period of two (2) years with certain post-employment covenants, including non-compete and confidentiality obligations, pursuant to the loyalty and confidentiality agreement between Mr. DeMoss and the Company, and (ii) release any claims he may have against the Company.  The form of loyalty and confidentiality agreement to which Mr. DeMoss is a party is filed as Exhibit 10.14 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

Christopher A. Korst, the Company’s Executive Vice President — Chief Administrative Officer since January 1, 2014, has been named General Counsel also.  Effective as of July 26, 2014, Mr. Korst will serve as the Company’s Executive Vice President — General Counsel and Chief Administrative Officer.  Previously, Mr. Korst served as the Company’s Executive Vice President — Domestic Operations from May 2012 to December 2013, as Executive Vice President — Operations from January 2008 until April 2012, and as Senior Vice President — General Counsel from May 2001 to January 2008. Mr. Korst also served as the Company’s Secretary from September 2004 until January 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: July 29, 2014
	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Vice President — Assistant General Counsel
and Secretary